E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
(Dollars in thousands, except per share amounts)	December 31,		December 31,
	2006	2005	2006	2005

Revenues:
Rental and other property	$90,244	$80,281	$343,044	$310,970
Management and other fees from affiliates	1,504	1,843	5,030	10,951
	91,748	82,124	348,074	321,921

Expenses:
Property operating, excluding real estate taxes	23,142	21,750	88,505	81,241
Real estate taxes	7,632	6,640	29,278	26,469
Depreciation and amortization	21,022	19,242	80,147	76,848
Interest	17,621	18,072	72,898	70,784
Amortization of deferred financing costs	774	478	2,743	1,947
General and administrative	7,045	5,574	22,235	19,148
Other expenses	-	2,927	1,770	5,827
	77,236	74,683	297,576	282,264
Earnings from operations	14,512	7,441	50,498	39,657

Gain on sale of real estate	-	-	-	6,391
Interest and other income	1,448	664	6,176	8,524
Equity (loss) income co-investments	(319)	1,336	(1,503)	18,553
Minority interests	(4,892)	(4,525)	(19,309)	(20,936)
Income before discontinued operations and
income tax provision	10,749	4,916	35,862	52,189
Income tax provision	(200)	(152)	(525)	(2,538)
Income before discontinued operations	10,549	4,764	35,337	49,651

Income and gain from discontinued operations,
net of minority interests	6,888	449	27,411	30,065
Net income	17,437	5,213	62,748	79,716
Dividends to preferred stockholders	(2,377)	(488)	(5,145)	(1,953)
Net income available to common stockholders	$15,060	$4,725	$57,603	$77,763

Net income per share - basic	$0.64	$0.21	$2.50	$3.38

Net income per share - diluted	$0.63	$0.20	$2.45	$3.32
See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2006	2005	2006	2005

Rental and other property
Rental	$85,088	$75,728	$323,577	$293,502
Other property	5,156	4,553	19,467	17,468
Rental and other property	$90,244	$80,281	$343,044	$310,970

Management and other fees from affiliates
Management	$1,118	$786	$3,523	$3,696
Development and redevelopment	208	16	329	204
Promote interest from Fund I	178	1,041	1,178	7,051
Management and other fees from affiliates	$1,504	$1,843	$5,030	$10,951

General and administrative
General and administrative	$9,875	$7,650	$32,139	$26,354
Allocated to property operating expenses - administrative	(1,429)	(1,330)	(5,455)	(5,150)
Capitalized and incremental to real estate under development	(1,401)	(746)	(4,449)	(2,056)
Net general and administrative	$7,045	$5,574	$22,235	$19,148

Interest and other income
Interest income	$1,056	$225	$2,719	$678
Lease income	392	393	1,570	1,570
Participating loan (Condo conversion)	-	-	-	6,121
Gain from sale of Town & Country stock	-	-	1,687	-
Miscellaneous	-	46	200	155
Interest and other income	$1,448	$664	$6,176	$8,524

Equity (loss) income in co-investments
Equity (loss) income in co-investments	$(319)	$304	$(1,503)	$558
Gain on sale of co-investment activities, net	-	1,032	-	18,116
Early extinguishment of debt	-	-	-	(121)
Equity (loss) income in co-investments	$(319)	$1,336	$(1,503)	$18,553

Minority interests
Limited partners of Essex Portfolio, L.P.	$946	$471	$3,487	$4,937
Perpetual preferred distributions	2,559	2,559	10,238	10,238
Series Z and Z-1 incentive units	151	123	605	424
Third party ownership interests	180	315	718	1,079
Down REIT limited partners' distributions	1,056	1,057	4,261	4,258
Minority interests	$4,892	$4,525	$19,309	$20,936

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Twelve Months Ended
(Dollars in thousands, except share and per share amounts)	December 31,			December 31,
	2006	2005	% Change	2006	2005	% Change

Funds from operations
Net income available to common stockholders	$15,060	$4,725		$57,603	$77,763
Adjustments:
Depreciation and amortization	21,602	20,033		83,034	80,126
Gains not included in FFO (1)	(7,090)	(1,032)		(19,666)	(52,335)
Minority interests and co-investments (2)	2,023	1,322		9,547	9,536
Funds from operations	$31,595	$25,048		$130,518	$115,090
FFO per share-diluted	$1.19	$0.98	21.5%	$5.01	$4.48	11.9%

Components of the change in FFO
Non-recurring items:
Fund I - promote interest	(178)	(1,041)		(1,178)	(7,051)
Income generated from TRS activities, net of taxes and expenses	(381)			(837)	(3,658)
Deferred lease revenue on sale of RV parks					(1,134)
Legal settlement					1,500
Vista Pointe - promote distribution and fees				(8,221)
Net gain on sale of Town and Country stock				(717)
Impairment of property		1,300		800	1,300
Write-off of deferred charges and prepayment penalties		1,627			1,748
Miscellaneous				(200)
Funds from operations excluding non-recurring items	31,036	26,934		120,165	107,795
FFO excluding non-recurring items per share-diluted	$1.17	$1.05	11.0%	$4.62	$4.20	10.0%

Changes in recurring items:
Same property NOI	$4,742			$14,158
Non-same property NOI	2,837			7,843
Management fees from joint ventures	524			(48)
Interest expense and amortization of deferred financing costs	155			(2,910)
Other items, net	(4,156)			(6,673)
	$4,102			$12,370

Weighted average number of shares outstanding diluted (3)	26,508,994	25,538,884		26,029,774	25,693,637

(1)	Amount includes gain equivalent to accumulated depreciation on Peregrine Point condominium sales.
(2)	Amount includes the following: (i) minority interest related to Operating Partnership units, (ii) depreciation addback for Fund II assets and minority interests, and (iii) joint venture NOI not recognized for GAAP.
(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2006	December 31, 2005

Real Estate:
Land and land improvements	$560,880	$541,232
Buildings and improvements	2,108,307	1,890,397
	2,669,187	2,431,629
Less: accumulated depreciation	(465,015)	(389,040)
	2,204,172	2,042,589
Real estate - Held for sale, net	43,372	44,805
Real estate under development	103,487	51,546
Investments	60,451	30,098
	2,411,482	2,169,038
Cash and cash equivalents	21,459	25,947
Other assets	40,036	29,287
Deferred charges, net	12,863	15,018
Total assets	$2,485,840	$2,239,290

Mortgage notes payable	$1,060,704	$1,072,068
Mortgage notes payable - Held for sale	32,850	32,850
Exchangeable bonds	225,000	225,000
Lines of credit	93,000	25,000
Other liabilities	77,852	67,998
Deferred gain	2,193	2,193
Total liabilities	1,491,599	1,425,109

Minority interests	236,120	233,214
Series G cumulative convertible preferred stock, liquidation value	145,912	-

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	686,937	632,646
Distributions in excess of accumulated earnings	(97,457)	(77,341)
Accumulated other comprehensive (loss) income	(2,273)	660
Total stockholders' equity	612,209	580,967
Total liabilities and stockholders' equity	$2,485,840	$2,239,290

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - December 31, 2006
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	64%	$907,215	6.4%	4.3
Tax exempt variable (1)	13%	186,339	4.6%	24.8
Total mortgage notes payable	77%	1,093,554	6.1%	7.9

Exchangeable bonds (2)	16%	225,000	3.6%

Line of credit - secured (3)	7%	93,000	6.2%

Total debt	100%	$1,411,554	5.9%

			Weighted
Scheduled principal payments (excludes lines of credit)			Average
			Interest Rate
	2007	$69,108	6.0%
	2008	179,494	6.8%
	2009	24,587	6.8%
	2010	156,875	8.0%
	2011	155,528	6.4%
	Thereafter	732,962	5.1%
	Total	$1,318,554	5.9%

Capitalized interest for the quarter and year ended December 31, 2006 was approximately $1.5 million and $3.9 million, respectively.

(1) Subject to interest rate protection agreements.
(2)

Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.

(3)

Secured line of credit commitment is $100 million and matures in January 2009. This line is secured by eight of Essex's apartment communities.
The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - December 31, 2006
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,411,554

Common stock and potentially dilutive securities
Common stock outstanding	23,416
Limited partnership units (1)	2,495
Options-treasury method	265
Total common stock and potentially dilutive securities	26,176	shares

Common stock price per share as of December 31, 2006	$129.25

Market value of common stock and potentially dilutive securities	$3,383,248

Perpetual preferred units/stock	$304,500

Total equity capitalization	$3,687,748

Total market capitalization	$5,099,302

Ratio of debt to total market capitalization	27.7%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures
S-7

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended December 31, 2006 and 2005
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)			Total
	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Revenues:
Same-property revenue	$47,049	$44,238	6.4%	$14,004	$12,865	8.9%	$13,228	$11,842	11.7%	$2,631	$2,440	7.8%	$76,912	$71,385	7.7%
Non-same property revenue (2)	4,275	2,842		7,134	4,178		1,292	1,198		631	678		13,332	8,896
Total Revenues	$51,324	$47,080		$21,138	$17,043		$14,520	$13,040		$3,262	$3,118		$90,244	$80,281

Property operating expenses:
Same-property operating expenses	$14,533	$14,268	1.9%	$4,866	$4,569	6.5%	$4,752	$4,504	5.5%	$1,195	$1,220	-2.0%	$25,346	$24,561	3.2%
Non-same property operating expenses (2)	1,336	958		2,734	1,524		375	465		983	882		5,428	3,829
Total property operating expenses	$15,869	$15,226		$7,600	$6,093		$5,127	$4,969		$2,178	$2,102		$30,773	$28,390

Net operating income:
Same-property net operating income	$32,516	$29,970	8.5%	$9,138	$8,296	10.1%	$8,476	$7,338	15.5%	$1,436	$1,220	17.7%	$51,566	$46,824	10.1%
Non-same property operating income (2)	2,939	1,884		4,400	2,654		917	733		(352)	(204)		7,904	5,067
Total net operating income	$35,455	$31,854		$13,538	$10,950		$9,393	$8,071		$1,084	$1,016		$59,470	$51,891

Same-property operating margin	69%	68%		65%	64%		64%	62%		55%	50%		67%	66%
Same-property turnover percentage	50%	45%		67%	56%		60%	52%		54%	60%		56%	49%
Same-property concessions	$114	$87		$92	$117		$40	$45		$24	$43		$271	$292
Average same-property concessions per turn (3)	$82	$69		$165	$259		$61	$77		$151	$243		$97	$118
Net operating income percentage of total	60%	61%		23%	21%		16%	16%		1%	2%		100%	100%

Loss to lease (4)	$6,718			$5,237			$1,313			$191			$13,459
Loss to lease as a percentage
of rental income	3.2%			5.8%			2.0%			2.3%			3.7%

Reconciliation of apartment units at end of period
Same-property apartment units	11,078			3,315			4,452			1,177			20,022
Consolidated Apartment Units	12,805	12,784		5,389	4,621		4,926	4,956		1,337	1,177		24,457	23,538
Joint Venture	480	598		2,101	1,936		515	515		-	-		3,096	3,049
Under Development (5)	543	505		238	-		127	-		-	-		908	505
Total apartment units at end of period	13,828	13,887		7,728	6,557		5,568	5,471		1,337	1,177		28,461	27,092

Percentage of total	49%	51%		27%	24%		20%	20%		4%	5%		100%	100%

Average same-property financial occupancy	96.3%	97.1%		94.8%	96.8%		96.0%	96.0%		93.9%	96.5%		95.9%	96.8%

(1)
Includes four apartment communities in Portland, OR, one community in Houston, TX, and other rental properties including commercial properties and assets held by TRS's. In addition, included in fourth quarter 2006 in non-same property operating expenses is $401 for storm damage repairs incurred by the Seattle and Portland regions.
(2)	Includes properties which subsequent to September 30, 2005 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

(5)	Fund II owns 395 of the units under development as of December 31, 2006.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue by County - Quarters ended December 31, 2006, December 31, 2005 and September 30, 2006
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue			Property Revenue
		December 31,	December 31,		December 31,	December 31,		September 30,	Sequential
Region	Units	2006	2005	% Change	2006	2005	% Change	2006	% Change

Southern California
Ventura County	2,236	$1,347	1,279	5.3%	$9,096	$8,614	5.6%	$9,120	-0.3%
Los Angeles County	3,913	1,599	1,483	7.8%	19,692	18,408	7.0%	19,289	2.1%
Orange County	2,037	1,490	1,379	8.0%	9,175	8,652	6.0%	9,095	0.9%
San Diego County	2,616	1,039	993	4.6%	8,389	7,868	6.6%	8,120	3.3%
Riverside County	276	811	803	1.0%	697	696	0.1%	668	4.3%
Total Southern California	11,078	$1,376	$1,290	6.7%	$47,049	$44,238	6.4%	$46,292	1.6%

Northern California
San Francisco MSA	175	$1,596	1,473	8.4%	$831	$788	5.5%	$838	-0.8%
Santa Clara County	1,870	1,437	1,285	11.8%	8,080	7,290	10.8%	7,962	1.5%
Alameda County	200	1,168	1,077	8.4%	707	655	7.9%	704	0.4%
Contra Costa County	1,070	1,417	1,297	9.3%	4,386	4,132	6.1%	4,528	-3.1%
Total Northern California	3,315	$1,423	$1,286	10.7%	$14,004	$12,865	8.9%	$14,032	-0.2%

Seattle Metro	4,452	$946	$845	12.0%	$13,228	$11,842	11.7%	$13,035	1.5%

Other real estate assets	1,177	$725	$664	9.2%	$2,631	$2,440	7.8%	$2,603	1.1%

Total same-property revenue	20,022	$1,250	$1,154	8.3%	$76,912	$71,385	7.7%	$75,962	1.3%

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - December 31, 2006
(Dollars in millions)

		Estimated Units	Total Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy/ Sale	Stabilized Operations/ Last Sale

Development Projects
Project Name	Location

Northwest Gateway	Los Angeles, CA	275	$ 28.2	$ 42.9	$ 71.1	Jan-06	Feb-08	Feb-08	Oct-08
100 Grand	Oakland, CA	238	12.2	84.0	96.2	Dec-06	Dec-08	Dec-08	May-09

Consolidated - Development Projects		513	40.4	126.9	167.3

Development Projects - Fund II
Project Name	Location
Lake Union	Seattle, WA	127	10.9	24.5	35.4	Aug-06	Jan-08	Jan-08	Jun-08
Studio City	Studio City, CA	149	22.3	31.0	53.3	Apr-07	Jan-09	Jan-09	Apr-09
Chatsworth	Chatsworth, CA	119	9.3	30.1	39.4	Jun-07	May-09	May-09	Sep-09
Fund II - Development Projects		395	42.5	85.6	128.1
Total - Development Projects		908	82.9	212.5	295.4

Predevelopment Projects

Project Name	Location
Moorpark	Moorpark, CA	-	-	-	-	Jul-07	Apr-09	Apr-09	Dec-09
Berkeley	Berkeley, CA	-	-	-	-	Sep-07	Sep-09	Sep-09	Mar-10
Hollywood	Hollywood, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Dec-10
Tasman	Sunnyvale, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Sep-11
River Oaks	San Jose, CA	-	-	-	-	Jan-10	Sep-13	Jan-12	Jul-14
Other Predevelopment Projects (1)		-	-	-	-
		1,845	42.2	514.8	557.0

Other Projects (TRS)

Project Name	Location
Tracy (2)	Tracy, CA	30	-	-	-	Aug-05	Dec-06	Jan-07	Mar-07
Peregrine Pointe (3)	Issaquah, WA	21	-	-	-	Jan-06	Feb-07	Jul-06	Apr-07
View Pointe	Newcastle, WA	24	-	-	-	May-07	Jul-08	Jul-08	Nov-08
Archer	San Jose, CA	45	-	-	-	Aug-07	Dec-08	Dec-08	Mar-09
		120	20.2	21.8	42.0
Development Joint Venture (4)		-	0.7	-	0.7

Grand Total - Development Pipeline		2,873	146.0	749.1	895.1

(1) There are two additional predevelopment projects, one is located in Northern California and one in Southern California.
(2) Lease-up for this property will commence in the first quarter of 2007, and will be reclassified as an operating community in the Other real estate assets region.
(3) The property is in the process of being converted and sold as condominium units. Forty-five of sixty-six units have been sold as of December 31, 2006.
(4) The Company has entered into a joint venture development project with a third party located in the Seattle region, and is presently working to obtain entitlements.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - December 31, 2006
(Dollars in thousands)

		Total	Estimated	Estimated			Q4 2006	Units completed
		Incurred	Remaining	Total	Redevelopment	NOI	Rehab	and available
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q4 2006	Vacancy Loss	for rent

Approved - Redevelopment Projects
Pathways, Long Beach, CA (1)	296	$ 532	$ 10,173	$ 10,705	Jun-06
Woodland/Foothill Commons, Bellevue, WA (1)	596	227	3,145	3,372	Apr-06
	892	759	13,318	14,077

Active - Redevelopment Projects
Southern California
Kings Road, Los Angeles, CA (2)	196	4,400	1,783	6,183	Jan-04	$ 655	$ 6	107
Mira Monte, Mira Mesa, CA	355	5,132	881	6,013	Sep-04	854	54	311
Avondale at Warner Center, Woodland Hills, CA	446	9,543	2,407	11,950	Oct-04	1,317	42	134

Northern California
Montclaire - Phase I - III, Sunnyvale, CA	390	2,667	12,423	15,090	Aug-06	953	21	23
Treetops, Fremont, CA	172	746	7,520	8,266	Sep-06	382	-	-
Summerhill Commons, Newark, CA	184	2,809	1,509	4,318	Oct-06	430	-	-
Wimbledon Woods, Hayward, CA	560	791	8,559	9,350	Oct-06	1,061	-	-

Seattle Metro
Palisades - Phase I and II, Bellevue, WA	192	5,703	880	6,583	Sep-04	308	90	154
Sammamish View, Bellevue, WA	153	2,149	1,193	3,342	Dec-05	356	75	77
Bridle Trails, Kirkland, WA (3)	108	4,367	704	5,071	May-05	254	2	108
	2,756	38,307	37,859	76,166

Total	3,648	$ 39,066	$ 51,177	$ 90,243		$ 6,570	$ 290	914

(1) The community was approved as a redevelopment project during 2006, but operations are not destabilized and therefore the community is still in same-property operations.
(2) This community was restabilized at the end of the first quarter of 2005, and has been included in same-property operations since the second quarter of 2006. This community will be included in same-property operations for the full year ended starting 2007.

(3) This community was restabilized at the end of the second quarter of 2006, and will be included in same-property operations starting the third quarter of 2007.
See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
								For the three	For the twelve
Investments - December 31, 2006	Essex	Total Fund		Debt				months ended	months ended
(Dollars in thousands)	Book	Estimated				Interest	Maturity	12/31/2006	12/31/2006
	Value	Value	Units	Amount	Type	Rate	Date	NOI	NOI

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II)
Alderwood Park, Newark, CA			96	7,161	Fixed	5.56%	Jun-2015
Carlmont Woods, Belmont, CA			195	13,128	Fixed	4.89%	Dec-2013
Davey Glen, Belmont, CA			69	6,654	Fixed	6.13%	Aug-2016
Echo Ridge, Snoqualmie, WA			120	13,458	Fixed	5.01%	Sep-2014
Enclave, San Jose, CA			637	21,929	Fixed	7.26%	Jan-2018
Enclave, San Jose, CA			-	60,000	Variable	4.49%	Dec-2029
Harbor Cove, Foster City, CA			400	35,399	Fixed	4.89%	Dec-2013
Morning Run, Monroe, WA			222	13,909	Fixed	5.10%	Oct-2014
Parcwood, Corona, CA			312	25,774	Fixed	4.89%	Dec-2013
Regency Towers, Oakland, CA			178	11,223	Fixed	5.16%	Mar-2014
Renaissance, Los Angeles, CA			168	23,446	Fixed	6.51%	May-2011
Tower @ 801, Seattle, WA			173	19,616	Fixed	4.91%	Aug-2014
Total	39,386	434,559	2,570	251,697				5,476	19,393

Fund II - Development Pipeline (1)
Lake Union, Seattle, WA			127
Studio City, Studio City, CA			149
Chatsworth, Chatsworth, CA			119
Total	5,492	42,472	395

Line of credit				54,450	Var.	LIBOR+0.875%	Jun-2007
	44,878	477,031	2,965	306,147

Capitalized costs	720
	45,598
Waterstone at Fremont (formerly
known as Mountain Vista) (2)	6,806							1,116	4,529

Other (3)	8,047

	$60,451

(1) See S-9 for more detail about the Fund II Development Pipeline.
(2) Included in FFO for the 4th quarter is $196 for the Company's preferred interest in this property, and the approximate fair value of this investment is $14 million.

(3)  Other investments include two development joint ventures in preliminary stages totaling $7,547, one is located in Northern California and one is located Southern California, and one investment for $500 with a real estate technology company.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments - December 31, 2006
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities. In accordance with FIN 46R, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions:

					Operations for the quarter ended
	Balance as of December 31, 2006				December 31, 2006
	Investment in	Related	Minority	Down-REIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Down-REITs:
Anchor Village	$ 11,057	$ 10,750	$ 2,589	117,473	$ 666	$ 305	$ 361
Barkley Apartments	9,537	4,985	2,369	80,302	603	206	397
Brookside Oaks	21,063	14,342	9,190	226,712	632	203	429
Capri at Sunny Hills	17,098	11,701	4,504	185,333	601	135	466
Brentwood Apartments	13,650	9,498	3,951	90,591	595	176	419
Hidden Valley (Parker Ranch)	45,391	33,590	6,089	62,647	1,349	346	1,003
Highridge Apartments	20,780	18,678	6,653	319,407	1,351	382	969
Montejo Apartments	9,143	5,900	1,596	38,038	439	135	304
Treehouse Apartments	12,203	7,943	3,299	75,700	601	196	405
Valley Park Apartments	16,364	10,063	1,461	60,892	703	161	542
Villa Angelina Apartments	21,366	13,607	3,205	62,339	953	241	712

	197,652	141,057	44,906	1,319,434	8,493	2,486	6,007

Other Co-investments transactions:
Derian Office Building	16,981	-	-	n/a	481	101	380
City Heights	31,114	32,850	-	n/a (2)	2,245	779	1,466
The Bluffs	8,897	12,360	(125)	n/a (3)	743	232	511

(1) Represents the number of Down-REIT units that are currently outstanding. Generally, Down-REIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.

(2) The Company owns the land and has leased the improvements to an unrelated third-party investor. The leashold interest entitles the Company to receive a monthly payment during the 34 year term of the lease. The Company may sell its interest in the property starting in 2007, in which case the Company is entitled to receive 20% of the net sales price (without considering related debt), plus unpaid subordination fees. The cumulative unrecognized subordination fees of approximately $10 million as of December 31, 2006 will be recorded as income for GAAP and FFO purposes when paid to Essex. This property is in contract to be sold during the first quarter of 2007.

(3) Essex acquired the minority interest in this property during the first quarter of 2007.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Discontinued Operations and Selected Financial Data - December 31, 2006
(Dollars in thousands)

Income from Discontinued Operations

For the year ended December 31, 2006, the Company sold the Vista Capri East, Casa Tierra, Vista Pointe, and Emerald Palms apartment communities, as well as the Diamond Valley Recreational RV park, and condominium units at Peregrine Point. The City Heights apartment community is held for sale as of December 31, 2006. For the year ended December 31, 2005, the Company sold the Eastridge apartment community, the Riviera RV park, a manufactured home park in Las Vegas, and two office buildings in San Diego.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
Rental revenues	$2,473	$3,151	$11,261	$13,531
Interest and other income	20	25	41	1,231
Revenues	2,493	3,176	11,302	14,762

Property operating expenses	(911)	(1,189)	(4,223)	(4,927)
Interest Expense	(579)	(676)	(2,314)	(2,830)
Depreciation and amortization	(580)	(793)	(2,889)	(3,301)
Minority interests	(215)	(188)	(850)	(594)
Expenses	(2,285)	(2,846)	(10,276)	(11,652)

Gain on sale of real estate	7,471	-	20,505	29,219
Equity income co-investments	-	119	238	477
Promote interest and fees	-	-	8,221	-
Minority interests	(791)	-	(2,579)	(2,741)
Net gain on sale of real estate	6,680	119	26,385	26,955
Income from discontinued operations	$6,888	$449	$27,411	$30,065

Common Stock Equivalents

	Q4 2006	YTD 2006
	Weighted Avg.	Weighted Avg.
Common Shares	23,356,206	23,081,682
Stock Options	251,456	264,967
Exchangelabe Bonds	400,732	204,393
Weighted Avg. Shares Diluted - EPS	24,008,394	23,551,042
Vested Series Z Incentive Units	184,482	184,141
Operating Limited Partnership Units	2,316,118	2,294,591
Weighted Avg. Shares Diluted - FFO	26,508,994	26,029,774

See Company's 10-K and 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	Real Estate Information as of December 31, 2006
						Square	Year	Year	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Property

	APARTMENT COMMUNITIES

	SAN FRANCISCO BAY AREA
	Santa Clara County
1	Pointe at Cupertino, The (Westwood)	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	44
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	7
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	9
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	5
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	7
1	Le Parc (Plumtree)	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	32
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	33
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	18
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	34
1	Montclaire (Oak Pointe)	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	34
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	19
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	18
				10%	2,897	2,448,763
	Alameda County
1	Stevenson Place (The Apple)	4141 Stevenson Blvd.	Fremont	CA	200	146,200	1983	1971	36
1	Waterstone at Fremont (Mountain Vista )	39600 Fremont Blvd	Fremont	CA	526	433,100	2000	1975	32
1	Treetops	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	29
1	Wimbeldon Woods	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400	1998	1975	32
1	Regency Towers	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	32
	100 Grand	100 Grand Avenue	Oakland	CA	238	205,026
1	Summerhill Commons	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	20
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	20
				7%	1,916	1,527,424
	Contra Costa County
1	San Marcos (Vista del Mar)	Hilltop Drive at Richmond Pkwy	Richmond	CA	432	407,600	2003	2003	4	120 units 2005
1	Bel Air (The Shores)	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	19	114 units 2000
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	22
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	22
				4%	1,070	1,005,400
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	36
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	36
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	45
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	59
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	33
				5%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	34
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	44
				1%	175	142,300

30	Total San Francisco Bay Area			27%	7,490	6,288,117		1980	27	Average Age

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court (Columbus)	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	33
1	Hampton Place (Loraine)	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	37
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	20
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	32
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	39
1	City Heights	209 S. Westmoreland	Los Angeles	CA	687	424,100	2000	1968	39
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	18
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	28
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	16
	Northwest Gateway	1302 West 2nd St.	Los Angeles	CA	275	225,000
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	19
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	19
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	17
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	36
1	Mirabella (Marina View)	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	7
1	Hillcrest Park (Mirabella)	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	34
1	Monterra del Mar (Windsor Terrace)	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	35
1	Monterra del Rey (Glenbrook)	350 Madison	Pasadena	CA	84	73,100	1999	1972	35
1	Monterra del Sol (Euclid)	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	35
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	5
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	35
	Studio City	4043 Radford Avenue	Studio City	CA	149	127,238
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	43
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	37
				19%	5,214	4,206,076
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	22
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	17
1	Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900	2004	1980	27
	Chatsworth	Topanga Blvd	Lassen	CA	119	125,400
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	20
1	Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100	2001	2001	6
1	Monterey Villas (Village Apartments)	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	33
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	21
1	Hidden Valley (Parker Ranch)	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	3
1	Lofts at Pinehurst,The (Villa Scandia)	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	36
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	34
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	20
				9%	2,396	2,038,948
	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	40
1	CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	45
				1%	239	179,908

1

	SOUTHERN CALIFORNIA (cont'd)
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	23
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	38
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	46
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	(1)	1997	1992	15
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	33
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	23
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	8
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	22
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	35
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	37
1	Brentwood Apartment Homes (Hearthstone)	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	37
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	37
				8%	2,037	1,872,200
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986	21
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400		2002	1971	36
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	24
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	42
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974	33
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	44
1	Coral Gardens	425 East Bradley	El Cajon	CA	200	182,000		2002	1976	31
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969	38
1	Grand Regacy	2050 E. Grand Ave.	Escondido	CA	60	42,400		2002	1967	40
1	Mira Monte (Mira Woods Villa)	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	25
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	31
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	23
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	33
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	35
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	32
1	Carlton Heights	9705 Carlton Hills Blvd.	Santee	CA	70	48,400		2002	1979	28
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	24
				11%	2,971	2,242,500
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	18
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	19
				2%	588	477,200

66	Total Southern California			49%	13,445	11,016,832			1979	28	Average Age

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	23
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	20
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300		1990	1978	29
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	30
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	21
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	29
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	17
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	22
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	7
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	21
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	8
1	Peregrine Point	21209 SE 42nd Street	Issaquah	WA	21	85,900		2003	2003	4	Sold 45 condos
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	21
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	73,400		1997	1986	21	16 units 2006
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	17
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	16
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	26
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	26
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	9
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	21
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	10
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	9
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	7
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	13
	Lake Union	2833 - 2851 Eastlake Avenue	Seattle	WA	127	-
1	Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500		1997	1986	21
1	Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300		1997	1986	21
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	(2)	1994	1990	17
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	37
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	7
29	Total Seattle Metropolitan Area			20%	5,441	4,703,445			1989	18	Average Age

	OTHER REAL ESTATE ASSETS
1	St. Cloud Apartments	6525 Hilcroft	Houston	TX	302	306,800		2002	1968	39
1	Jackson School Village	300 NE Autumn Rose Way	Hillsboro	OR	200	196,800		1996	1996	11
1	Landmark Apartments	3120 NW John Olsen Ave.	Hillsboro	OR	285	282,900		1996	1990	17
1	Meadows @ Cascade Park	314 SE 19th Street	Vancouver	WA	198	199,300		1997	1989	18
1	Village @ Cascade Park	501 SE 123rd Avenue	Vancouver	WA	192	178,100		1997	1989	18
5				4%	1,177	306,800			1986	21	Average Age

	130	Apartment Communities		100%	27,553	22,315,194
		Apartment Communities Under Construction			908

	Avg. square footage	810
	Avg. units per property	212
	Avg. age of property	26

	(1) Also has 11,836 square feet of commercial/retail space.
	(2) Also has 9,512 square feet of commercial space.

	OTHER REAL ESTATE ASSETS
	Manufactured Housing Communities
	Green Valley	2130 Sunset Dr.	Vista	CA	157	pads		2002	1973
	Recreational Vehicle Parks
	Circle RV	1835 E. Main St.	El Cajon	CA	179	spaces		2002	1977
	Vacationer	1581 E. Main St.	El Cajon	CA	159	spaces		2002	1973
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 E. Meadow Dr.	Palo Alto	CA		17,400		1997	1988
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983
	Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982
						166,340

2

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period: Trailing 12 Months September 2007

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2005**)	2005 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Nassau-Suffolk	$471,000	78%	740,000	3,688	0.5%	240,000	572	0.2%	4,260	0.4%
New York PMSA	$461,000	50%	760,000	1,933	0.3%	2,920,000	18,470	0.6%	20,403	0.6%
Boston	$431,000	72%	1,530,000	6,329	0.4%	670,800	6,633	1.0%	12,962	0.6%
Philadelphia	$231,000	108%	1,532,000	11,269	0.7%	515,100	3,614	0.7%	14,883	0.7%
Baltimore	$282,000	100%	797,000	6,331	0.8%	268,000	1,788	0.7%	8,119	0.8%
Minneapolis	$233,000	121%	818,000	11,966	1.5%	351,800	3,378	1.0%	15,344	1.3%
Chicago	$275,001	196%	1,700,000	28,619	1.7%	1,404,900	15,192	1.1%	43,811	1.4%
Wash. D.C. PMSA	$441,001	180%	1,299,000	18,457	1.4%	644,300	9,205	1.4%	27,662	1.4%
Denver	$254,000	108%	582,000	12,903	2.2%	274,900	4,561	1.7%	17,464	2.0%
Miami/Ft. Lauderdale	$386,000	53%	717,000	14,750	2.1%	876,000	18,672	2.1%	33,422	2.1%
Dallas-Ft. Worth	$147,000	166%	1,381,000	43,751	3.2%	650,000	11,984	1.8%	55,735	2.7%
Phoenix	$268,000	83%	970,000	35,740	3.7%	360,500	6,394	1.8%	42,134	3.2%
Atlanta	$171,000	158%	1,122,000	53,944	4.8%	467,800	13,591	2.9%	67,535	4.2%
Houston	$145,001	263%	1,027,000	55,105	5.4%	547,700	15,289	2.8%	70,394	4.5%
Orlando	$261,000	85%	482,000	23,498	4.9%	201,500	6,620	3.3%	30,118	4.4%
Las Vegas	$313,000	68%	440,000	21,590	4.9%	215,700	11,400	5.3%	32,990	5.0%
Austin	$167,002	355%	326,000	17,753	5.4%	169,900	8,064	4.7%	25,817	5.2%
Totals	$290,589	133%	16,223,000	367,626	2.3%	10,778,900	155,427	1.4%	523,053	1.9%

Seattle	$342,000	81%	656,000	10,328	1.6%	354,487	8,172	2.3%	18,500	1.8%
Portland	$253,000	99%	561,000	10,201	1.8%	225,335	4,600	2.0%	14,801	1.9%

San Francisco	$755,000	44%	368,000	893	0.2%	344,000	2,838	0.8%	3,731	0.5%
Oakland	$655,000	50%	625,000	4,970	0.8%	270,000	3,599	1.3%	8,569	1.0%
San Jose	$711,000	52%	388,000	2,218	0.6%	192,000	4,081	2.1%	6,299	1.1%

Los Angeles	$505,000	45%	1,877,000	9,719	0.5%	1,392,963	14,162	1.0%	23,881	0.7%
Ventura	$564,000	58%	199,000	1,345	0.7%	53,295	636	1.2%	1,981	0.8%
Orange	$696,000	46%	628,000	3,675	0.6%	340,800	4,224	1.2%	7,899	0.8%
San Diego	$615,000	40%	664,000	4,746	0.7%	375,664	3,947	1.1%	8,693	0.8%

PNW	$300,974	89%	1,217,000	20,529	1.7%	579,822	12,772	2.2%	33,301	1.9%

No Cal	$697,381	49%	1,381,000	8,081	0.6%	806,000	10,518	1.3%	18,599	0.9%

So Cal	$565,787	45%	3,368,000	19,485	0.6%	2,162,722	22,969	1.1%	42,454	0.8%

ESSEX	$542,229	55%	5,966,000	48,095	0.8%	3,548,543	46,259	1.3%	94,354	1.0%
Permits: Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - National Association of Realtors,Rosen Consulting Group : Permits, Total Residential Stock - U.S. Census, Axiometrics
Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (6.0%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.
**2005 Median Home Prices - 3rd Quarter Estimates: Nationall Realtors Association
				3

Essex Markets Forecast 2007: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	3,200	0.9%	10,500	1.5%	38,000	2.6%	7.50%	96.00%
Portland	3,400	1.4%	11,000	1.9%	27,000	2.6%	5.00%	95.50%

San Francisco	2,800	0.8%	1,000	0.3%	15,000	1.5%	7.00%	96.50%
Oakland	2,500	0.9%	5,800	0.9%	24,000	2.2%	6.00%	96.00%
San Jose	2,000	1.2%	2,200	0.6%	16,000	1.7%	7.00%	96.00%
No. Cal.	7,300	0.9%	9,000	0.6%	55,000	1.9%	6.75%	96.00%

Ventura	600	1.2%	2,300	1.1%	6,000	1.7%	5.00%	96.00%
Los Angeles	9,300	0.6%	10,300	0.5%	48,000	1.2%	4.50%	96.00%
Orange	4,100	1.1%	4,100	0.6%	20,000	1.3%	5.00%	96.00%
San Diego	4,300	1.1%	7,500	1.1%	25,000	1.9%	3.50%	95.50%
So. Cal.	18,300	0.8%	24,200	0.7%	99,000	1.4%	4.50%	95.75%

All data is an Essex Forecast

U.S. Economic Assumptions: G.D.P. - 3.0% Growth, Jobs - 1.6% Growth

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not
Seasonally Adjusted) projected through December 2007 over the comparable actual figures for December 2006. The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2006 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Occupancy Rates at the end of 2007. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for
December 2007 vs.December 2006 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio).
The estimated Year End Occupancy represents Essex's forecast of Market Occupancy Rates for December 2007.

4